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                                                                   EXHIBIT 23.1

                    INDEPENDENT PUBLIC ACCOUNTANTS' CONSENT

  As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement on Form S-4, No. 333-26607, of Cross Timbers Oil Company of our report dated March 13, 1997, included in Cross Timbers Oil Company's Annual Report on Form 10-K for the year ended December 31, 1996, and to all references to our firm included in this registration statement.

ARTHUR ANDERSEN LLP

Fort Worth, Texas

May 14, 1997